                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Whole Foods Market, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Accounting Treatment", "Conditions to Merger" and "Experts" in the prospectus.


                                   /s/ KPMG Peat Marwick LLP
                                   ---------------------------------
                                       KPMG Peat Marwick LLP

Austin, Texas
July 3, 1996